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                                                                     Exhibit 4.1

                    FORM OF CLASS A COMMON STOCK CERTIFICATE

                     TEMPORARY CERTIFICATE--Exchangeable for
                 Definitive Certificate When Ready for Delivery.

                          GABELLI ASSET MANAGEMENT INC.

         NUMBER                                                SHARES

   -------------------                                     ---------------

INCORPORATED UNDER THE LAWS                                SEE REVERSE FOR
 OF THE STATE OF NEW YORK                                CERTAIN DEFINITIONS

                                                      CUSIP_____________________

THIS CERTIFIES that_______________________

is the owner of___________________________

         FULLY PAID NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF

                          GABELLI ASSET MANAGEMENT INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and all amendments thereof, to all of which the holder by acceptance hereof assents.

      This certificate is not valid until countersigned and registered by the Transfer Agent and Register.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated_________________________

                                    Corporate
                                      Seal

____________________________                          __________________________
        SECRETARY                                              PRESIDENT

                          COUNTERSIGNED AND REGISTERED:
                       [                                ]
                                (NEW YORK, N.Y.)               TRANSFER AGENT
                                                                AND REGISTRAR

     BY

                                                           AUTHORIZED SIGNATURE

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               FORM OF REVERSE OF CLASS A COMMON STOCK CERTIFICATE

      The Corporation will furnish without charge to each shareholder who so requests, a full statement of the designation, relative rights, preferences and limitations of each class of stock authorized to be issued, the designation, relative rights, preferences and limitations of each series of preferred stock so far as the same have been fixed, and the authority of the Board of Directors of the Corporation to designate and fix the relative rights, preferences and limitations of other series of preferred stock.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common       UNIF GIFT MIN ACT -- ......Custodian......
TEN ENT -- as tenants by the entireties                    (Cust)        (Minor)
JT TEN  -- as joint tenants with right of          under Uniform Gifts to Minors
           survivorship and not as tenants         Act..........
           in common                                   (State)

     Additional abbreviations may also be used though not in the above list

      For Value Received, __________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

______________________________________


________________________________________________________________________________
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated__________________________


                                    ____________________________________________
                                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever. The signature of the person executing this power must be guaranteed by an Eligible Guarantor Institution such as a Commercial Bank, Trust Company, Securities Broker/Dealer, Credit Union, or a Savings Association participating in a Medallion program approved by the Securities Transfer Association, Inc.